Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of  GSP - 2, INC., for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the "Report") I, Yushan Wei, Chief Executive Officer of GSP - 2, INC and I, Yuejun Li, Chief Financial Officer of GSP-2, Inc.  hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report on Form 10-K for the year ended December 31, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in such Report on Form 10-K for the year ended December 31, 2012, fairly represents in all material respects, the financial condition and results of operations of GSP - 2, INC.

GSP-2, INC.

Date: April 16, 2013	By:	/s/ Yushan Wei
Yushan Wei
President
Principal Executive Officer

By:	/s/ Yuejun Li
Yuejun Li
Chief Financial Officer and Principal Accounting Officer